UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2010

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, California 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

Ligand Pharmaceuticals Incorporated (the “Company”) received a notice dated November 19, 2010 from Hoffmann-La Roche Inc., F. Hoffmann-La Roche Ltd and Roche Palo Alto LLC (collectively, “Roche”) providing that Roche was exercising its right to terminate the Collaboration and License Agreement (the “Collaboration and License Agreement”) dated as of August 7, 2008 among Roche and Metabasis Therapeutics, Inc. (“Metabasis”), which is a subsidiary of the Company. The Company acquired Metabasis in January 2010. Under the terms of the Collaboration and License Agreement, the termination will be effective upon 60 days prior written notice. Upon termination, the licenses granted under the Collaboration and License Agreement will automatically terminate and revert to the granting party. In addition, Metabasis will receive a non-exclusive, worldwide, royalty-bearing license under specified Roche patents to develop, make and sell related compounds and products, subject to royalty payments on net sales. Any future assignment or sublicensing of such a license from Roche may be subject to Roche’s prior written consent. Roche will be prohibited for ten years following the termination from developing or commercializing related compounds.

The foregoing summary of the material terms of the Collaboration and License Agreement does not purport to be complete and is qualified in its entirety be reference to the Collaboration and License Agreement, a copy of which was filed with the Securities and Exchange Commission by Metabasis on its Quarterly Report on Form 10-Q for the period ended September 30, 2008.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Collaboration and License Agreement dated August 7, 2008 among Hoffmann-La Roche Inc., F. Hoffmann-La Roche LTD, Roche Palo Alto LLC and Metabasis Therapeutics, Inc. (Incorporated herein by reference to exhibit 10.1 filed with Metabasis Therapeutics, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: November 23, 2010	By:	/s/ Charles S. Berkman
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Collaboration and License Agreement dated August 7, 2008 among Hoffmann-La Roche Inc., F. Hoffmann-La Roche LTD, Roche Palo Alto LLC and Metabasis Therapeutics, Inc. (Incorporated herein by reference to exhibit 10.1 filed with Metabasis Therapeutics, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.)